UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2006

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Exact name of registrant as specified in its charter)

United States	333- 131760	13-4994650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Polaris Parkway, Columbus, Ohio	43240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 992-7169

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On June 6, 2006, the opinion of counsel to JPMorgan Chase Bank, National Association (the “Bank”) regarding the legality of the notes, dated as of June 6, 2006 (the “Notes Opinion”), was delivered by Simpson Thacher & Bartlett LLP to JPMorgan Chase Bank, National Association.

On June 6, 2006, the opinion of counsel to the Bank regarding the legality of the certificates, dated as of June 6, 2006 (the “Certificates Opinion”), was delivered by Richards, Layton & Finger to JPMorgan Chase Bank, National Association.

On June 6, 2006, the opinion of counsel to Chase Auto Owner Trust 2006-B (the “Trust”) regarding the tax status of the Trust, dated as of June 6, 2006 (the “Tax Opinion”), was delivered by Simpson Thacher & Bartlett LLP to JPMorgan Chase Bank, National Association.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibits
5.1(A)	Opinion of Simpson Thacher & Bartlett LLP with respect to the legality of the notes, dated as of June 6, 2006.

5.1(B)	Opinion of Richards, Layton & Finger with respect to the legality of the certificates, dated as of June 6, 2006.

8.1	Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of June 6, 2006.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in opinion filed as Exhibit 5.1(A)).

23.2	Consent of Simpson Thacher & Bartlett LLP (included in opinion filed as Exhibit 8.1).

23.3	Consent of Richards, Layton & Finger (included in opinion filed as Exhibit 5.1(B)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (Registrant)

Date: June 6, 2006	By:	/s/ Stephen R. Etherington
	Name:	Stephen R. Etherington
	Title:	Senior Vice President

INDEX TO EXHIBITS

Exhibit Number	Exhibit
5.1(A)	Opinion of Simpson Thacher & Bartlett LLP with respect to the legality of the notes, dated as of June 6, 2006.

5.1(B)	Opinion of Richards, Layton & Finger with respect to the legality of the certificates, dated as of June 6, 2006.

8.1	Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of June 6, 2006.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in opinion filed as Exhibit 5.1(A)).

23.2	Consent of Simpson Thacher & Bartlett LLP (included in opinion filed as Exhibit 8.1).

23.3	Consent of Richards, Layton & Finger (included in opinion filed as Exhibit 5.1(B)).